Exhibit 13.2

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT
TO SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

    In connection with the Annual Report of Intertape Polymer Group Inc. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey Crystal, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    March 31, 2022

/s/ Jeffrey Crystal
Jeffrey Crystal,
Chief Financial Officer